                                                                       EX. 24

                              POWER OF ATTORNEY


     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Vice Chair of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1997 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.



     PASTORA SAN JUAN CAFFERTY                       RICHARD M. JAFFEE
    --------------------------------                ---------------------------
     Pastora San Juan Cafferty                       Richard M. Jaffee
     Director


     F. ANTHONY COMPER                               EDWARD W. LYMAN, JR.
    --------------------------------                ---------------------------
     F. Anthony Comper                               Edward W. Lyman, Jr.
     Director                                        Vice Chair and Director

     SUSAN T. CONGALTON                              ALAN G. MCNALLY
    --------------------------------                ---------------------------
     Susan T. Congalton                              Alan G. McNally
     Director                                        Chairman of the Board,
                                                     Chief Executive Officer,
                                                     and Director

     WILBUR H. GANTZ                                 CHARLES H. SHAW
    --------------------------------                ---------------------------
     Wilbur H. Gantz                                 Charles H. Shaw
     Director                                        Director


                                                     RICHARD E. TERRY
    --------------------------------                ---------------------------
     James J. Glasser                                Richard E. Terry
     Director                                        Director


     LEO M. HENIKOFF                                 JAMES O. WEBB
    --------------------------------                ---------------------------
     Leo M. Henikoff                                 James O. Webb
     Director                                        Director




     Dated:  March 18, 1998